LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP Blended Large Cap Growth Managed Volatility Fund Supplement Dated March 18, 2021 to the Prospectus Dated May 1, 2020

This Supplement updates certain information in the Prospectus for the LVIP Blended Large Cap Growth Managed Volatility Fund (the “Fund”). You may obtain a copy of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

At a meeting of the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) on December 7-8, 2020, the Board approved the appointment of AllianceBernstein L.P. (“AllianceBernstein”) as a new subadviser to the Fund, effective on or about April 1, 2021 (the “Effective Date”). AllianceBernstein will replace Wellington Management Company LLP (“Wellington”) in providing subadvisory services to the Fund.

As of the Effective Date, the Fund’s Prospectus is revised as follows:

1.	All references to, and information regarding, Wellington in the Fund’s Prospectus are deleted in their entirety.

2.	The following replaces paragraphs 3, 5, and 6, respectively, under the heading Principal Investment Strategies on page 2:

Lincoln Investment Advisors Corporation (the “Adviser”) serves as the investment adviser to the Fund. Goldman Sachs Asset Management, L.P. (“GSAM”) and AllianceBernstein L.P. (“AllianceBernstein”) serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the Fund’s assets that the Adviser allocates to such sub-adviser. The Adviser may change the allocation at any time, in its sole discretion and the percentage of each sub-adviser’s share of the Fund’s assets may change over time.

AllianceBernstein allocates the Fund’s investments among broad sector groups based on the fundamental company research conducted by the AllianceBernstein’s internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. AllianceBernstein may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies’ potential for growth within a sector matures and new trends for growth emerge. AllianceBernstein’s research focus is in companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Adviser allocates approximately 50% of the portion of the Fund’s assets not subject to the overlay to GSAM and approximately 50% of the portion of the Fund’s assets not subject to the overlay to AllianceBernstein. Such allocations are subject to change at the discretion of the Adviser.

3.	The following is added alphabetically to the Investment Adviser and Sub-Advisers section on page 5:

Investment Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

4.	The following is added to the Portfolio Managers section beginning on page 5:

AllianceBernstein Portfolio Managers	Company Title	Experience with Fund
Frank Caruso, CFA	Chief Investment Officer – U.S. Growth Equities	Since April 2021
John H. Fogarty, CFA	Portfolio Manager – U.S. Growth Equities	Since April 2021
Vinay Thapar, CFA	Portfolio Manager – U.S. Growth Equities	Since April 2021

5.	The following replaces paragraphs 4, 6, and 7, respectively, under the heading Investment Objective and Principal Investment Strategies on page 7:

Lincoln Investment Advisors Corporation (the “Adviser”) serves as the investment adviser to the Fund. Goldman Sachs Asset Management, L.P. (“GSAM”) and AllianceBernstein L.P. (“AllianceBernstein”) serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the Fund’s assets that the Adviser allocates to such sub-adviser. The Adviser may change the allocation at any time, in its sole discretion and the percentage of each sub-adviser’s share of the Fund’s assets may change over time.

AllianceBernstein allocates the Fund’s investments among broad sector groups based on the fundamental company research conducted by the AllianceBernstein’s internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. AllianceBernstein may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies’ potential for growth within a sector matures and new trends for growth emerge. AllianceBernstein’s research focus is in companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Adviser allocates approximately 50% of the portion of the Fund’s assets not subject to the overlay to GSAM and approximately 50% of the portion of the Fund’s assets not subject to the overlay to AllianceBernstein. Such allocations are subject to change at the discretion of the Adviser.

6.	The following is added to the Management and Organization section beginning on page 12:

Sub-Adviser

AllianceBernstein L.P. is a Delaware limited partnership, the majority limited partnership units in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded holding company for a diverse group of financial services companies. The principal address of AllianceBernstein is 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein and its affiliates had assets under management of approximately $686 billion as of December 31, 2020.

AllianceBernstein Portfolio Managers

Frank Caruso, John Fogarty, and Vinay Thapar are responsible for the day-to-day management of the portion of the Fund’s assets allocated to AllianceBernstein.

Frank Caruso, CFA, is a Senior Vice President and Chief Investment Officer of U.S. Growth Equities, a position he has held since 2012. He has led investment teams since 2004 and was a portfolio manager from 1995 to 2004. Mr. Caruso joined the firm in 1993, when it acquired Shields Asset Management, where he had been director of Equities. He holds a BA in business economics from the State University of New York, Oneonta, and is a member of the CFA Society New York and the CFA Institute. Mr. Caruso is a CFA charterholder.

John H. Fogarty, CFA, is a Senior Vice President and Portfolio Manager for U.S. Growth Equities, a position he has held since 2009. Mr. Fogarty began his career at AllianceBernstein in 1988, performing quantitative research, and joined the U.S. Large Cap Growth team as a generalist and quantitative analyst in 1995. He became a portfolio manager in 1997. Mr. Fogarty holds a BA in history from Columbia University and is a CFA charterholder.

Vinay Thapar, CFA, is a Senior Vice President and Portfolio Manager for U.S. Growth Equities. He is also a Senior Research Analyst, responsible for covering global healthcare. Mr. Thapar holds a BA in biology from New York University and is a CFA charterholder.

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LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP Blended Large Cap Growth Managed Volatility Fund

Supplement Dated March18, 2021 to the Statement of Additional Information Dated May 1, 2020

This Supplement updates certain information in the Statement of Additional Information (“SAI”) for the LVIP Blended Large Cap Growth Managed Volatility Fund (the “Fund”). You may obtain copies of the SAI free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

At a meeting of the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) on December 7-8, 2020, the Board approved the appointment of AllianceBernstein L.P. (“AllianceBernstein”) as a new subadviser to the Fund, effective on or about April 1, 2021 (the “Effective Date”). AllianceBernstein will replace Wellington Management Company LLP (“Wellington”) in providing subadvisory services to the Fund.

As of the Effective Date, the SAI is revised as follows:

1.	All references to, and information regarding, Wellington as they relate solely to the Fund in the SAI are deleted in their entirety.

2.	The following is added alphabetically to the Sub-Advisers section under the heading Investment Adviser and Sub-Advisers beginning on page 61:

Fund	Sub-Adviser

LVIP Blended Large Cap Growth Managed Volatility Fund	AllianceBernstein L.P. 1345 Avenue of the Americas New York, New York 10105

3.	The following is added alphabetically to the Sub-Advisers section under the heading Investment Adviser and Sub-Advisers beginning on page 67:

AllianceBernstein L.P. is a Delaware limited partnership, the majority limited partnership units in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded holding company for a diverse group of financial services companies. The principal address of AllianceBernstein is 1345 Avenue of the Americas, New York, New York 10105.

4.	The following is added alphabetically to the chart in the Other Accounts Managed section under the heading Portfolio Managers beginning on page 73:

Adviser/Subadviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of other Accounts Paying Performance Fees

AllianceBernstein L.P. (as of December 31, 2020)

Frank Caruso, CFA
Registered Investment Companies	10	$23,487	0	$0
Other Pooled Investment Vehicles	18	$20,890	0	$0

Other Accounts	2,874	$5,545	0	$0

John H. Fogarty, CFA
Registered Investment Companies	11	$23,515	0	$0
Other Pooled Investment Vehicles	19	$22,491	0	$0
Other Accounts	2,874	$5,545	0	$0

Vinay Thapar, CFA
Registered Investment Companies	10	$23,487	0	$0
Other Pooled Investment Vehicles	19	$22,491	0	$0
Other Accounts	2,874	$5,545	0	$0

5.	The following is added alphabetically to the section Material Conflicts of Interest under the heading Portfolio Managers beginning on page 80:

AllianceBernstein L.P.

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds other than funds advised by the Adviser) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities and Order Aggregation. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Generally, all orders in the same security are aggregated in each trading system by the Adviser to facilitate best execution and to reduce overall trading costs. Executions for aggregated orders with the same executing broker are combined to determine one average price. The shares are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the shares over time. When the liquidity in a market is not sufficient to fill all client orders, the Adviser may give priority to certain orders over others. This prioritization is based on objective factors driving the order. Under such circumstances, the Adviser aggregates orders by these factors and subjects each aggregated order to the trade allocation algorithms discussed above. The factors used, in order of priority, are (1) correction of guideline breaches; (2) avoidance of guideline breaches; (3) investing significant new funding and completing tax strategy implementations; (4) investing in services that focus on specific financial instruments or market sectors, (5) avoidance of tracking error on the service/product level; and (6) portfolio rebalancing and optimization. Separate orders with the same priority may be traded using a rotational process that is fair and objective.

The Adviser may not require orders in the same security from different managers to be aggregated where one manager’s investment strategy requires rapid trade execution, provided the Adviser believes that disaggregation will not materially impact other client orders. Certain other clients of the Adviser have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the quantity of securities available at a particular price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. The Adviser is conscious of these potential conflicts. When the Adviser is providing fiduciary services, the goal of the Adviser’s policies and procedures is to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of their strategy, fee arrangements or the influence of their owners or beneficiaries.

6.	The following is added alphabetically to Appendix B – Proxy Voting Policies and Procedures of the SAI:

AllianceBernstein L.P.

Proxy Voting and Governance Policy Statement

Introduction

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in our Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and this policy statement (“Statement”) to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Responsible Investing Report (“RI Report”).

Our Proxy Voting and Governance Policy, which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. Both this Statement and the Policy are intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of the Responsible Investing team”), in order to ensure that our proxy voting policies and procedures are implemented consistently. Copies of the Policy, the RI Report and our voting records, as noted below in “Voting Transparency”, can be found on our Internet site (www.alliancebernstein.com).

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from the Policy.

Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the members of the Responsible Investing team making different voting decisions on the same proposal. Nevertheless, the members of the Responsible Investing team vote proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Voting and Governance Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Voting and Governance Committee meets at least three times a year and as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services (“ISS”) and Glass Lewis at different levels. All our investment professionals can access these materials via the members of the Responsible Investing team and/or the Proxy Voting and Governance Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the members of the Responsible Investing team may consult the Proxy Voting and Governance Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the members of the Responsible Investing team, who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting and Governance Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related- party transactions and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase

We generally support share repurchase proposals that are part of a well-articulated and well- conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals: Appointment of Auditors

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission (“SEC”) in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementing restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social and Disclosure Proposals: Lobbying and Political Spending

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

Conflicts of Interest

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and proxy advisors’ recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, is consistent with a client’s position and is contrary to proxy advisors’ recommendation, we refer to proposed vote to our Conflicts Officer for his determination.

In addition, our Proxy Voting and Governance Committee takes reasonable steps to verify that our primary proxy advisor, ISS, continues to be independent, including an annual review of ISS’s conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Voting Transparency

We publish our voting records on our Internet site (www.alliancebernstein.com) quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. If the local regulation requires that records are kept for more than five years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

7.	The following is added alphabetically to the Appendix C – Compensation Structures and Methodologies of Portfolio Manager:

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

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